Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D (including amendments thereto) with respect to the Class A Stock and other securities of Verra Mobility Corporation (f/k/a Gores Holdings II, Inc.) beneficially owned by each of them. Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement shall be included as an exhibit to such joint filings.

Dated: February 14, 2019

PE GREENLIGHT HOLDINGS, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	President and Treasurer

PLATINUM EQUITY CAPITAL PARTNERS IV, L.P.

By:	Platinum Equity Partners IV, L.P.,
Its:	General partner

By:	Platinum Equity Partners IV, LLC,
Its:	General partner

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President and Treasurer

PLATINUM EQUITY PARTNERS IV, L.P.

By:	Platinum Equity Partners IV, LLC,
Its:	General partner

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President and Treasurer

PLATINUM EQUITY PARTNERS IV, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President and Treasurer

PLATINUM EQUITY INVESTMENT HOLDINGS IV, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President and Treasurer

PLATINUM EQUITY INVESTMENT HOLDINGS IV MANAGER, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	President

PLATINUM EQUITY INVESTCO, L.P.

By:	Platinum Equity Investment Holdings IC (Cayman), LLC,
Its:	General Partner

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	President

PLATINUM EQUITY INVESTMENT HOLDINGS IC (CAYMAN), LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	President

PLATINUM INVESTCO (CAYMAN), LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	President

PLATINUM EQUITY INVESTMENT HOLDINGS, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President and Treasurer

PLATINUM EQUITY, LLC

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

TOM GORES

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Attorney-in-Fact